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[*] Designates material for which confidential treatment has been requested, which material has been separately filed with the Securities and Exchange Commission.

                                                                   EXHIBIT 10.14

                             Master Task Agreement

                                    between

                          Novell, Inc. and GlobalTel

This Master Task Agreement ("MTA"), having an effective date of August 21, 1997, is agreed to by GFP Group, Inc., a corporation with principal offices at 1520 Eastlake Road #205, Seattle, Washington 98102 ("GlobalTel"), and Novell, Inc.("Novell"), a Delaware corporation with principal offices at 1555 North Technology Way, Orem, Utah 84057.

1.   OVERVIEW. Each Statement of Work will be deemed to incorporate by reference
     --------
     this Section 1 unless the Statement of Work explicitly states otherwise.

     a.    [*]

     b.    Description Of This MTA. This MTA contains terms and conditions for
           -----------------------
           all business transactions between Novell and GlobalTel that are within its scope. Novell and GlobalTel intend that all individual business transactions that are within the scope of this MTA be implemented through individual Statements of Work under this MTA. This MTA, by itself, does not implement any business transaction and does not create an obligation on either party to enter into any Statement of Work or to develop, license, purchase or sell any product or service, or to refrain from doing so.

     c.    [*]

     d.    [*]

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

------------------------------------------------------------------------------------------------------
                   [*]                                          With a Copy to GlobalTel Designated
                                                                Attorney
------------------------------------------------------------------------------------------------------
Name               German Burtscher
------------------------------------------------------------------------------------------------------
Title              Senior Vice President, Business
                   Development
------------------------------------------------------------------------------------------------------
Address            1520 Eastlake Road #205,
                   Seattle, WA 98102
------------------------------------------------------------------------------------------------------
Phone              (208) 720-7250
------------------------------------------------------------------------------------------------------
Fax                (208) 720-7251
------------------------------------------------------------------------------------------------------
E-mail             german.burtscher@globaltel.com
Address
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
                   [*]                                          With a Copy to Novell Designated
                                                                Attorney
------------------------------------------------------------------------------------------------------
Name               Ron Palmeri
------------------------------------------------------------------------------------------------------
Title              General Manager,
                   Business Internet Services Division
------------------------------------------------------------------------------------------------------
Address            2180 Fortune Drive, San Jose, CA 95131
------------------------------------------------------------------------------------------------------
Phone              (408) 577-7512
------------------------------------------------------------------------------------------------------
Fax                (408) 577-5775
------------------------------------------------------------------------------------------------------
E-mail             ronald_palmeri@novell.com
Address
------------------------------------------------------------------------------------------------------

        e.      Definitions. This MTA, and each of the Statements of Work,
                -----------
                incorporates by reference the definitions stated in Appendix 1.

        f.      Term & Termination. The term of, and termination of, this MTA
                ------------------
                and related Statements of Work are provided in Section 8, unless the Statement of Work explicitly states otherwise with respect to its term and termination.

2.      ADMINISTRATION OF A STATEMENT OF WORK. Each Statement of Work will be
        -------------------------------------
        deemed to incorporate by reference this Section 2 unless the Statement of Work explicitly states otherwise.

        a.      [*]

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     b.    Identification Of An Individual Statement of Work. Each individual
           -------------------------------------------------
           Statement of Work will be identified by a numerical or alphanumerical sequence, as determined by the parties, its title and effective date such as, for example, "Statement of Work No. 1 for ABC Development Effective on 6/23/95".

     c.    Required Contents Of Each Statement of Work.  Each Statement of Work
           -------------------------------------------
           will contain (or incorporate as attachments or by reference):

           (1) A reference to this MTA by agreement number. This reference will act to automatically incorporate the terms of this MTA, as described in Section 2.e below, into the Statement of Work unless the Statement of Work explicitly states otherwise.

           (2) A title identifying the Statement of Work and an effective date on which the Statement of Work becomes effective between the parties.

           (3) A brief description describing the scope of the Statement of Work.

           (4)   [*]

           (5) Description of Novell's responsibilities, including work or services to be performed, and schedules for any development or delivery.

           (6) Description of GlobalTel's responsibilities, including work or services to be performed, and schedules for any development or delivery.

           (7) Description or specification of any item to be developed or delivered.

           (8) Description of payments to be made, if any, by any one party to the other as consideration under the Statement of Work, including the amount, method of calculation, schedule of payments, and address to which such payments are to be made.

     d.    Optional Contents Of Each Statement of Work. In addition, a Statement
           -------------------------------------------
           of Work may contain (or incorporate as attachments or by reference):

           (1) Ownership terms between the parties. The Statement of Work will be presumed not to change the ownership terms stated in Section 7.b below or any pre-existing ownership rights if no ownership terms are stated in the Statement of Work. Such changes may only be made by explicit statement in the Statement of Work.

           (2) Grant of a copyright license by one party to the other by identifying the specific Licensed Work to be licensed and either (i) by incorporating one

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           or more specific licenses described in Section 4 below, or (iii) by stating other license terms. No copyright license will be presumed if the Statement of Work does not contain an explicit grant.

     (3) Grant of a trademark license by one party to the other. The trademark license will specify detailed license terms and must be approved by the Legal Departments of both Novell and GlobalTel. No trademark license will be presumed if the Statement of Work does not contain an explicit grant.

     (4)   Warranty provisions, such as scope, nature, term, or limitations.

     (5)   [*]

     (6)   [*]

     (7) Additional specifications, such as acceptance criteria, documentation specifications and standards, quality standards, performance specifications, or usability and architecture requirements.

     (8) Resource requirements, such as training or assignment of key personnel.

     (9)   Special term or termination provisions.

     (10)  Other appropriate terms.

e.   Incorporation Form This MTA Into A Statement of Work.
     ----------------------------------------------------

     (1) The parties agree that a Statement of Work under, and referring to, this MTA incorporates by reference the following sections of this MTA unless the Statement of Work explicitly states otherwise:

                 Section 1:  Overview
                 Section 2:  Administration Of A Statement of Work
                 Section 3:  Ownership Under A Statement of Work
                 Section 6:  Compensation Due Under A Statement of Work
                 Section 7:  Inventions And Patents Under A Statement of Work
                 Section 8:  Term And Termination Of A Statement of Work
                 Section 9:  General Terms


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           (2)   The parties agree that a Statement of Work under, and referring to, this MTA may incorporate by reference any portions of the following sections of this MTA, as explicitly stated in the Statement of Work:

                   Section 4:   Copyright License In A Statement of Work
                   Section 5:   Trademark License In A Statement of Work

     f.    [*]

3.   OWNERSHIP UNDER A STATEMENT OF WORK.  Each Statement of Work will be deemed
     -----------------------------------
     to incorporate by reference this Section 3 unless the Statement of Work explicitly states otherwise. A Statement of Work will be presumed not to change the ownership terms stated in Section 7.b below or any pre-existing ownership rights if no ownership terms are stated in the Statement of Work. The parties agree that such changes may only be made by explicit statement in a Statement of Work.

4.   COPYRIGHT LICENSE IN A STATEMENT OF WORK.  A Statement of Work may contain
     ----------------------------------------
     a grant by one party ("Licensor") to the other party ("Licensee") of a copyright licensee to a Licensed Work identified in the Statement of Work. The Statement of Work may specifically incorporate one or more of the copyright licenses described in this Section 4 or it may recite other license terms. If the Statement of Work incorporates a copyright license described in this Section 4, the Statement of Work may include additional terms that ad or modify the terms of the incorporated copyright license.

     a.    Full Source License.  Under a Full Source License, the Licensor will
           -------------------
           provide the Licensee with each Licensed Work identified in the Statement of Work as licensed under a Full Source License with Code supplied in at least Source Code form. The Licensor grants to the Licensee a non-exclusive, worldwide, payment-bearing (if the Statement of Work states that payment is required) license under the Licensor's copyrights covering the Licensed Work identified in the Statement of Work. This Full Source License grants the Licensee all of the following rights.

           (1) To reproduce or have reproduced and internally distribute copies of such Licensed Work and to internally use such copies.

           (2) To create or have created Derivative Works by modifying the Source Code of the Licensed Work and to reproduce and distribute internally the Derivative Works in Source Code form or in Object Code form.

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                (3)     To create or have created Derivative Works by modifying
                        the Documentation of the Licensed Work and to reproduce and distribute internally such Derivative Works.

                (4) To distribute externally to end-users, either directly or through distributors, copies in Object Code form only of the Licensed Work or Derivative Work and copies in any form of the Documentation or any Derivative Work of the Documentation. Except as explicitly stated in the Statement of Work, such distribution shall be in accordance with the Licensee's standards software distribution license agreement. The parties expect that such distribution right would by payment-bearing.

                (5) To exercise all rights to the Licensed Work with regard to pictorial, graphic or audio/visual works, including icons, screens, music and characters, that are created as a result of execution of any Code or any Derivative Work thereof in accordance with the granted license.

                (6) To use all Development Environment Materials that accompany the Licensed Work to produce Executable Code and/or Object Code for use within the scope of this license.

                        This Full Source License does not grant the Licensee the right to sub-license any right to reproduce or distribute any Licensed Work or Derivative Work except as explicitly stated in the Statement of Work. Further, this Full Source License does not grant the Licensee the right to distribute or sub-license any Licensed Work of Derivative Work in Source Code form except as explicitly stated in the Statement of Work.

        b.      Limited Source License. Under a Limited Source License, the
                ----------------------
                Licensor will provide the Licensee with each Licensed Work identified in the Statement of Work as licensed under a Limited Source License with Code supplied in at least Source Code form. The Licensor grants to the Licensee a non-exclusive, worldwide, payment-bearing (if the Statement of Work states that payment is required) license under the Licensor's copyrights covering the Licensed Work identified in the Statement of Work. This Limited Source License grants the Licensee all of the following rights:

                (1) To reproduce or have reproduced and internally distribute copies of such Licensed Work in Object Code form only, and to internally use such copies.

                (2) To create or have created Derivative Works by modifying the Documentation of the Licensed Work and to reproduce and distribute internally such Derivative Works of Documentation.

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                (3)     To distribute externally to end-users, either directly
                        or through distributors, copies in Object Code form only of the Licensed Work or Derivative Work and copies in any form of the Documentation or any Derivative Work of the Documentation. Except as explicitly stated in the Statement of Work, such distribution shall be in accordance with the Licensee's standard software distribution license agreement. The parties expect that such distribution right would be payment-bearing.

                (4) To exercise all rights to the Licensed Work with regard to pictorial, graphic or audio/visual works, including icons, screens, music and characters, that are created as a result of execution of any Code or any Derivative Work thereof in accordance with the granted license.

                (5) To use all Development Environment Materials that accompany the Licensed Work to produce Executable Code and/or Object Code for use within the scope of this license.

                        This Limited Source License, without explicit provision to the contrary in a Statement of Work, does not permit the Licensee to modify the Source Code of the Licensed Work or otherwise create a Derivative Work of the Source Code of the Licensed Work, nor does this Limited Source License permit the Licensee to distribute internally or externally the Licensed Work in Source Code form.


        c.      OEM License. Under an OEM License, the Licensor will provide
                -----------
                each Licensed Work identified in the Statement of Work as licensed under an OEM License, with Code being supplied in Object Code form only. The Licensor grants to the Licensee a non-exclusive, worldwide, payment-bearing (if the Statement of Work states that payment is required) license under the Licensor's copyrights covering the Licensed Work identified in the Statement of Work. This OEM License grants the Licensee all of the following rights:

                (1) To reproduce or have reproduced and internally distribute copies of such Licensed Work in Object Code form only, and to internally use such copies.

                (2) To exercise all rights to the Licensed Work with regard to pictorial, graphic or audio/visual works, including icons, screens, music and characters, that are created as a result of execution of any Code in accordance with the granted license.

                (3) To distribute externally to end-users, either directly or through distributors, copies in Object Code form only of the Licensed Work and copies in any form of the Documentation. Except as explicitly stated in the Statement of Work, such distribution shall be in accordance with the

================================================================================
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            Licensee's standard software distribution license agreement. The parties expect that such distribution right would be payment-bearing.

            This OEM License does not obligate the Licensor to provide any Source Code to the Licensee. The Licensee shall not modify any Materials received or developed under the Statement of Work or otherwise create any Derivative Work of any such Materials.

d.   Distribution License. Under a Distribution License, the Licensor will
     --------------------
     provide each Licensed Work identified in the Statement of Work as licensed under a Distribution License, with Code being supplied in Object Code form only. The Licensor grants to the Licensee a non-exclusive, worldwide, payment-bearing (if the Statement of Work states that payment is required) license under the Licensor's copyrights covering the Licensed work identified in the Statement of Work. This Distribution License grants the Licensee all of the following rights:

     (1) To internally use as an end-user copies of the Licensed Work in Object Code form only and to make backup or archive copies of Code only.

     (2) To exercise all rights to the Licensed Work with regard to pictorial, graphic or audio/visual works, including icons, screens, music and characters, that are created as a result of execution of any Code or any Derivative Work thereof in accordance with the granted license.

     (3) To distribute externally to end-users, either directly or through distributions, the Licensor-provided copies of the Licensed Work and any additional related material, such as standard software license agreement, provided by the Licensor for distribution with the Licensed Work.

            This Distribution License does not permit the Licensee to reproduce or copy the Materials received or developed under the Statement of Work or sublicense such rights.


e.   Internal Use License -- Source Code. Under an Internal Use License --
     -----------------------------------
Source Code, the Licensor will provide the Licensee with each Licensed Work identified in the Statement of Work as licensed under an Internal Use License -- Source Code, with Code supplied in Source Code form. The Licensor grants to the License a non-exclusive, worldwide, payment-bearing (if the Statement of Work states that payment is required) license under the Licensor's copyrights covering the Licensed Work identified in the Statement of Work. This Internal Use License -- Source Code grants the Licensee all of the following rights:

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     (1)   To reproduce or have reproduced and internally distributed Object
           Code forms of the Licensed Work, and to internally use such Object Code forms.

     (2) To reproduce, distribute and use (all internally only) Source Code forms of a Licensed Work, but only as required to support Licensee's use of Object Code forms of the Licensed Work, including modifying such Source Code solely to correct Errors.

     (3) To create or have created Derivative Works by modifying the Documentation of the Licensed Work and to reproduce and distribute internally such Derivative Works of Documentation.

     (4) To exercise all rights to the Licensed Work with regard to pictorial, graphic or audio/visual works, including icons, screens, music and characters, that are created as a result of execution of any Code or any Derivative Work thereof in accordance with the granted license.

     (5) To use all Development Environment Materials that accompany the Licensed Work to produce Executable Code and/or Object Code for use within the scope of this license.

f.   Internal Use License -- Object Code. Under an Internal Use License --Object
     --------------------
     Code, the Licensor will provide the Licensee with each Licensed Work identified in the Statement of Work as licensed under an Internal Use License -- Object Code, with Code supplied in Object Code form only. The Licensor grants to the Licensee a non-exclusive, worldwide, payment-bearing (if the Statement of Works states that payment is required) licensed under the Licensor's copyrights covering the Licensed Work identified in the Statement of Work. This Internal Use License -- Object Code grants the Licensee all of the following rights:

     (1) To reproduce or have reproduced and internally distribute Object Code forms of a Licensed Work and to internally use such Object Code forms for any lawful purpose.

     (2) To exercise all rights to the Licensed Work with regard to pictorial, graphic or audio/visual works, including icons, screens, music and characters, that are created as a result of execution of any Code in accordance with the granted license.

     (3) To create or have created Derivative Works by modifying the Documentation for a License Work and to reproduce or have reproduced and distribute internally such Derivative Works in any from.

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5.   TRADEMARK LICENSE IN A STATEMENT OF WORK. A Statement of Work may contain a
     ----------------------------------------
     grant by one party to the other of a trademark license to one or more Licensed Marks identified in the Statement of Work. The Statement of Work will specify detailed trademark license terms and must be approved by the Legal Departments of both Novell and GlobalTel. No trademark license will be presumed if the Statement of Work does not contain an explicit grant.

6.   COMPENSATION DUE UNDER A STATEMENT OF WORK. Each Statement of Work will be
     ------------------------------------------
     deemed to incorporate by reference this Section 6 unless the Statement of Work explicitly states otherwise.

     a.  Payments [*]. A Statement of Work may specify that one party is to pay
         ------------
         the other certain compensation for the other party's performance under the Statement of Work or for rights or licenses granted under the Statement of Work. The payments specified in the Statement of Work are in consideration of the other party's performance and grant of rights or licenses under the Statement of Work. [*]. All payments will be made to the address specified in the Statement of Work.

     b.  [*]

         (1)  [*]

         (2)  [*]

         (3)  [*]

         (4)  [*]

     c.  [*]

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     d.  Audit. During the term of this Agreement, the period of any Statement
         -----
         of Work and for a period of three years after the termination or expiration of this Agreement or any Statement of Work (whichever is the later), the parties shall maintain complete and accurate records, in accordance with generally acceptable accounting practices, evidencing
         (i) amounts due and amounts paid under a Statement of Work, and (ii) [*]. The parties shall have the right, at their own expense and upon no less than fifteen business days prior written notice, to audit the other party's records. Such audit may be conducted by a party's own audit team or by its authorized representative(s), shall not interfere unreasonably with the other party's business activities, and shall be conducted no more often than once per calendar year, unless a previous audit disclosed a material discrepancy. If such audit shows that a party has underpaid amounts owing, that party shall immediately pay all amounts owning. If such audit shows that a party has underpaid amounts owing by more than five percent (5%), the defaulting party shall also pay the reasonable expenses of the audit. Each party shall use the information obtained from any such audit solely to determine the other party's compliance or non-compliance with this Agreement and any Statement of Work and to remedy any non-compliance. Each party shall otherwise maintain the confidentiality of all such information.

     e.  Tax Consequences. Unless otherwise explicitly stated in this MTA or in
         ----------------
         a Statement of Work, the party making a payment to the other party will be responsible for all sales or equivalent taxes arising out of the payment and will either include such taxes with the payment or will provide the other party with a resale certificate or other documentation to successfully claim exemption from the tax. Each party will be responsible for payment of all income or equivalent taxes based upon that party's net income.

     f.  Late Payment. For any payment made late than the appropriate payment
         ------------
         date, the party making the payment will pay the other party a late fee of one and one-half percent of the amount paid late for each calendar month beyond the payment date.

7.   INVENTIONS AND PATENTS UNDER A STATEMENT OF WORK. Each Statement of Work
     ------------------------------------------------
     will be deemed to incorporate by reference this Section 7 unless the Statement of Work explicitly states otherwise.

     a.  Patent License. If a Statement of Work states that a copyright license
         --------------
         to certain Materials is granted by one party to the other, then such Statement of Work will automatically include a grant by the Copyright Licensor to the Copyright Licensee of a worldwide, non-exclusive, paid-up and royalty-free license under the Copyright Licensor's patents, inventor's certificates, and utility models (and similar forms of legal protection of any country) and applications therefor, to make, have made, use and sell those certain Materials. Such license will be limited in scope

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          to the minimum extent that is consistent with the grant of the copyright license. Such patent license is also extended, at the minimum scope necessary to be consistent with the grant of the copyright license, to the Copyright Licensee's agents, distributors and customers.

     b.   Ownership Of Inventions.  If an invention, whether or not patentable,
          -----------------------
          is conceived or reduced to practice by one or more employees of one of the parties, then that party will own such invention and all patents and patent applications on the invention. If an invention, whether or not patentable, is conceived or reduced to practice jointly by one or more employees of each of the parties, then each party will own such invention and all patents and patent applications on the invention jointly with the other party without any duty to account for profits to the other party, and each party may freely license third parties.

8.   TERM AND TERMINATION.  Each Statement of Work will be deemed to incorporate
     --------------------
     by reference this Section 8 unless the Statement of Work explicitly states otherwise.

     a.   MTA.  This MTA will be effective upon the date specified at the
          ---
          beginning of this MTA, and will remain in force for a period of [*], unless otherwise terminated as provided in Section 8.c. After this initial term of [*], this MTA will automatically renew for additional terms of [*] each, unless 90 days or more prior to the end of either the initial term or any subsequent term either party provides the other party with written notice terminating this MTA.

     b.   Statements of Work.
          ------------------

          (1)   Term Of A Statement of Work.  The Statement of Work will enter
                ---------------------------
                into effect upon its effective date and will continue in effect for the term specified in the Statement of Work unless earlier extended, terminated by mutual written agreement of the parties, or terminated for cause in accordance with Section 8.c below.
                In the event that a Statement of Work fails to contain a term, the Statement of Work will be deemed to have a term of [*] and will be subject to the termination provisions provided in
                Section 8.c.

          (2)   Relationship to MTA.  As long as a Statement of Work is in
                -------------------
                effect this MTA will remain in effect.

     c.   Termination for Cause.  Either party may terminate this MTA or a
          ---------------------
          Statement of Work for the substantial breach by the other party of a material term. The terminating party will first give the other party written notice of the alleged breach and a reasonable period of at least 90 days in which to cure the alleged breach. If a cure is not achieved during the cure period, then the parties will enter into the dispute resolution procedures specified in Section 9.f below. Termination of the Statement of Work will occur upon the expiration of the cure period and the

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          subsequent unsuccessful completion of the dispute resolution procedures specified in Section 9.f below.

     d.   Insolvency, Assignment, or Bankruptcy.  Either party may terminate
          -------------------------------------
          this MTA or a Statement of Work upon written notice to the other party if the other party (i) is not paying its debts as such debts generally become due, (ii) becomes insolvent, (iii) files or has filed against it a petition (or other document) under any Bankruptcy Law or similar law, which is unresolved within sixty (60) days of the filing of such petition (or document), (iv) proposes any dissolution, liquidation, composition, financial reorganization or recapitalization with creditors, (v) makes a general assignment or trust mortgage for the benefit of creditors, or (vi) if a receiver, trustee, custodian or similar agent is appointed or takes possession of any of its property or business.

     e.   Survival Of Terms.  In the event of a termination of a Statement of
          -----------------
          Work, all obligations of confidentiality (including those specified in Section 9.c below) will continue in effect in accordance with their terms. In addition, the terms of Section 9.k (Intellectual Property Indemnity), Section 9.n (Limitation Of Liabilities), and Section 9.q (Representations And Warranties) will continue in effect in accordance with their terms.

9.   GENERAL TERMS.  Each Statement of Work will be deemed to incorporate by
     -------------
     reference this Section 9 unless the Statement of Work explicitly states otherwise.

     a.   Assignment.  Except as otherwise provided herein, neither party may
          ----------
          transfer or assign any right or obligation set forth in this MTA or in a Statement of Work without the prior written consent of the other party. Any such attempted transfer or assignment will be void. Notwithstanding the above, either party may assign any right or obligation in this MTA or in a Statement of Work in connection with a corporate merger by that party or a sale of substantially all of its assets.

     b.   Changes To This MTA Or To A Statement of Work.  This MTA or a
          ---------------------------------------------
          Statement of Work may only be modified in a writing that is executed by authorized representatives of both parties. A change to this MTA will not affect any Statement of Work that is already in effect when the MTA is changed unless the parties agree in writing that the change to this MTA will affect that Statement of Work. The parties will indicate the level of revision to this MTA by assigning each revised MTA a new MTA agreement number.

     c.   Confidentiality And Information Exchange.  It is the intention of
          ----------------------------------------
          GlobalTel and Novell to transfer and/or exchange information, including confidential information, as may be necessary under the Statements of Work. Such information may be disclosed in oral, visual, or written form (including magnetic media). Novell and GlobalTel agree that all Source Code received under a Statement of Work (or

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     developed from Source Code received under a Statement of Work) will be considered to be confidential information for the purposes of this Section 9.c.

     (1) The party receiving confidential information under a Statement of Work ("Recipient") will make use of the confidential information only for the purposes of that Statement of Work. However, this Section 9.c.(1) will not be construed to limit either party's right to independently develop or acquire products without use of the other party's confidential information. Further, either party will be free to use the residuals resulting from access to or work with the other party's confidential information, provided that such party otherwise complies with these nondisclosure provisions. The term "residuals" means information in non-tangible form which may be retained by persons who have had access to the confidential information.

     (2) The Recipient will protect the disclosed confidential information by using the same degree of care, but no less than a reasonable degree of care, to prevent the unauthorized use, dissemination, or publication of the confidential information as the Recipient uses to protect its own confidential information of like nature.

     (3) The Recipient's duty to hold confidential information in confidence expires (i) [*] after its return or destruction in the case of confidential information embodied in received or developed (whichever is later) source and related descriptions, specifications and system documentation, or (ii) in the case of any other confidential information, [*] after the MTA terminates. The expiration of the duty of confidentiality will not modify other restrictions on the Recipient including, for example, any restrictions on distribution of Source Code arising out of granted copyright license.

     (4)  [*]

     (5) This MTA and the Statement of Work impose no obligation upon Recipient with respect to information that: (a) was in Recipient's possession before receipt from the disclosing party ("Discloser"); (b) is or becomes a matter of public knowledge through no fault of Recipient;
          (c) is rightfully received by the Recipient from a third party without a duty of confidentiality; (d) is disclosed by the Discloser to a third party without a duty of confidentiality on the third party; (e) is independently developed by the Recipient without thereby violating the Discloser's patent or copyright; (f) is disclosed under operation of law after all reasonable means have been afforded to the

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              Discloser to protect the information; or (g) is disclosed by the
              Recipient with Discloser's prior written approval.

     d.   Construction.  The headings in this MTA and in the Statements of Work
          ------------
          are provided for reference only and will not be used as a guide to interpretation. When used in this MTA or in a Statement of Work, the singular includes the plural and the plural includes the singular, and gender related pronouns include the feminine, masculine and neuter.

     e.   Copyright Notices.  Each party will ensure that all copyright notices
          -----------------
          of the other party that are marked on or included in any portion of Materials under a Statement of Work will be marked on or included at least once in each copy or Derivative Work of the Materials.

     f.   [*]

     g.   Entire Agreement.  A Statement of Work, including the incorporated
          ----------------
          portions of this MTA, sets forth the entire agreement and understanding between the parties as to its specific subject matter and merges all prior discussions between them with regard to such specific subject matter. Neither of the parties will be bound by any conditions, definitions, warranties, understandings, agreements, or representations, whether written or oral, with respect to such specific subject matter other than as expressly provided in the Statement of Work or as duly set forth on or subsequent to its effective date, in a written document that is signed by a duly authorized representative of each Party. However, the parties acknowledge that they do not intend, at the present time, to merge any independent written agreements existing between them and executed prior to the execution of this MTA, and such independent agreements will not be considered merged into this MTA or into any Statement of Work except as specifically set forth in a Statement of Work executed under this MTA.

     h.   Export of Technical Data.  Regardless of any disclosure made by one
          ------------------------
          party to the other of an ultimate destination of the Licensed Work, neither party will transfer, export or re-export or cause to be exported or re-exported, directly or indirectly, any Licensed Work or technical information or direct product thereof or Confidential Information received from the other party to anyone outside the United States without first complying strictly and fully with all export controls that may be imposed on the Licensed Work, technical information or direct product

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     thereof or confidential information by the United States Government or any country or organization of nations within whose jurisdiction the party operates or does business. In particular, each party assures the other that, absent any required prior authorization from the Office of Export Licensing U.S. Department of Commerce, 14th and Constitution Avenue, Washington D.C. 20230, that party will not export or reexport (as defined in Section 779 of the Export Administration Regulations, as amended ("Regulations")) the Licensed Work or any technical data or other confidential information, or direct product of any of the foregoing, to Iraq, Iran, Syria, or any Group S or Z country specified in Supplement No. 1 to Section 770 or the Regulations which, as of the date of this contract, include the countries of Libya (Group S), and North Korea, Cuba (Group Z), or such other countries as come under restriction by action of the United States Government, or to nationals from or residing in the foregoing contries, without first obtaining permission from the appropriate United States Government authorities. The countries subject to restriction by action of the United States Government are subject to change, and it is each party's responsibility to comply with the United States Government requirements as they may be amended from time to time.

i.   Force Maleure. Neither party will be liable in damages or have the right to
     -------------
     cancel or terminate this MTA or any Statement of Work for any delay or default in performance if such delay or default is caused by unforeseen conditions or conditions beyond the control of the delaying or defaulting party, including but not limited to acts of God, government restrictions, continuing domestic or international problems such as wars or insurrections, strikes, fires, floods, work stoppages and embargoes. Either party will have the right to terminate a Statement of Work upon 60 days prior written notice if the delay or default of the other party due to any of the above-mentioned causes continues for a period of six (6) months. Each party will give the other party prompt written notice of any such condition likely to cause any delay or default.

j.   Freedom of Action. This MTA and the Statements of Work will not prevent
     -----------------
     either party from (i) entering into any agreement similar to this MTA or any Statement of Work with any corporation in any industry or any non-profit body such as a university or a government, or (ii) developing, manufacturing and/or selling any product or service that can compete with the other party's products or services in the marketplace.

k.   Intellectual Property Indemnity.
     -------------------------------

     (1) If, under a Statement of Work, one party ("Licensor") transfers Materials, whether its own or those of a third party, to the other party ("Licensee"), the Licensor, except as otherwise provided below, will defend or settle any claim made or any suit or proceeding brought against the Licensee so far as its is based on an allegation that any Materials furnished under the Statement of Work infringes a patent or copyright of the country in which

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                 the Licensee takes delivery of the product (or the country in which an end-user takes delivery of the product), if the Licensor is notified promptly in writing and is given information, assistance and the sole authority to defend or settle same at the Licensor's expense. The Licensor will pay all damages and costs finally awarded therein against the Licensee. In addition, GlobalTel agrees that it will indemnify Novell, and hold it harmless, from any action based on an allegation that any Materials, provided by an entity other than Novell, that are provided by GlobalTel in connection with GlobalTel's offering, infringe a patent or copyright of the country in which an end user takes delivery of the Materials. Moreover, GlobalTel agrees that it will pay Novell's reasonable attorney's fees incurred in connection with any such action.

           (2) In case the Materials in such suit are held to infringe and use of the Materials are enjoined or the case is settled, as referred to above, the Licensor will have the option, at its expense, to procure for the Licensee the right to continue using the Materials, to replace or modify such Materials so that they become non-infringing materials which have the same or additional functionality and comparable or better performance characteristics, or to terminate the license with respect to the Materials that are infringing.

           (3) The Licensor will have no liability for any infringement of patents, copyrights, trademarks or other intellectual property rights that result from (a) the Licensor's compliance with the Licensee's designs, specifications, or instructions, (b) modifications of the Materials that were not requested or authorized by the Licensor, (c) use of the Materials other than as specified in relevant Licensor publications, (d) use of the Materials with goods not supplied by the Licensor, or (e) the furnishing of any intangible information, service or technical support to the Licensee.

           (4) This Section 9.k will represent the entire and exclusive obligation of one party to the other regarding any claim of intellectual property infringement arising under a Statement of Work, except as explicitly stated otherwise in the Statement of Work.

           (5) This Section 9.k is subject to the provisions of Section 9.n below.

     i.    Independent Contractors. Each party is and will remain an independent
           -----------------------
           contractor with respect to all performance under this MTA and the Statements of Work. No employee of either party will be considered an employee or agent of the other party for any purpose. Each party assumes sole responsibility for the supervision, daily direction and control, payment of salary (including withholding of income taxes and social security), worker's compensation, disability benefits and the like of its employees. Nothing in this agreement will be construed to

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           prevent either party from delegating performance under this MTA or any resultant Statement of Work to independent contractors who have entered into agreements consistent with the provisions contained in this MTA. However, the contracting party will remain primarily responsible for the performance of its subcontractors and hereby waives any defense alleging that it has no liability as a result of a claim of breach by any such permitted subcontractors.

     m.    Laws. Subject to the provisions of any Statement of Work, the
           ----
           validity, construction, and performance of this MTA and the Statements of Work will be governed by the laws of the United States. Each party will, at its own expense, comply with any governmental law, statute, ordinance, administrative order, rule or regulation relating to its duties, obligations or performance under this MTA and the Statements of Work. Any action arising out of or relating to this MTA or any Statements of Work will be instituted and prosecuted exclusively in the courts of competent jurisdiction of the State of Utah in the event of a proceeding instituted by GlobalTel, and of the State of Washington in the event of a proceeding instituted by Novell.

     n.    Limitation of Liabilities. THE REMEDIES PROVIDED IN THIS MTA AND THE
           -------------------------
           STATEMENTS OF WORK ARE THE SOLE AND EXCLUSIVE REMEDIES OF THE PARTIES, NEITHER PARTY WILL IN ANY EVENT BE LIABLE TO THE OTHER, OR TO ANY LICENSEE, SUBLICENSEE, OR GlobalTel OF THE OTHER UNDER THIS MTA OR ANY STATEMENT OF WORK FOR LOSS OF PROFITS, LOSS OF BUSINESS, LOSS OF USE OR OF DATA, OR FOR INTERRUPTION OF BUSINESS. NEITHER PARTY WILL IN ANY EVENT BE LIABLE FOR INDIRECT, SPECIAL, RELIANCE, INCIDENTAL, COVER, OR CONSEQUENTIAL LOSS OR DAMAGE OF ANY KIND ARISING UNDER OR OUTSIDE OF THIS MTA OR ANY STATEMENT OF WORK, WHETHER IN A CONTRACT, TORT OR OTHER ACTION FOR OR ARISING OUT OF ALLEGED BREACH OF WARRANTY, ALLEGED BREACH OF CONTRACT, DELAY, NEGLIGENCE, STRICT LIABILITY OR OTHERWISE. [*].

     o.    Notices. All notices to a party under this MTA will be delivered to
           -------
           that party's [*] at the address stated in Section 1.c above. All notices to a party under a Statement of Work will be delivered [*] at the address specified in the Statement of Work. All notices required or permitted to be given under this MTA or a Statement of Work will be in writing. A notice will be validly given upon the earlier of confirmed receipt by [*] (for a notice under this MTA) or [*] (for a notice under a Statement of Work) or 14 days after deposit postage prepaid, with the U.S. Postal Service as first class mail. Notices may be

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     delivered by telefax or by courier and will be validly given upon confirmed receipt [*], as stated above.

p.   Order of Precedence. In the event of any conflict between this MTA and a
     -------------------
     Statement of Work, the terms of the Statement of Work will control. In the event of any conflict between this MTA or a Statement of Work and any Purchase Order or Acknowledgment, this MTA or the Statement of Work will take precedence over any written or typed instructions in a written or electronic Purchase Order or Acknowledgment. The pre-printed provisions of any written or electronic Purchase Order or Acknowledgment will be void and of no effect.

q.   Representations and Warranties.
     ------------------------------

     (1) Each party represents and warrants that, to the best of its knowledge, it has full and sufficient right to perform under this MTA and the Statements of Work, including the right to grant any licenses or rights stated in this MTA or in the Statements of Work.

     (2) EXCEPT AS EXPRESSLY SET FORTH IN THIS MTA OR IN A STATEMENT OF WORK, NEITHER PARTY MAKES ANY WARRANTIES OR REPRESENTATIONS OF ANY KIND, EXPRESS OR IMPLIED, WITH RESPECT TO DELIVERABLES, LICENSED WORKS, MATERIALS, INVENTIONS, INFORMATION OR ANY OTHER WORK OR OTHERWISE UNDER THIS MTA OR THE STATEMENT OF WORK, AND EACH PARTY HEREBY EXPRESSLY DISCLAIMS ALL SUCH WARRANTIES, INCLUDING BUT NOT LIMITED TO THE IMPLIED WARRANTIES OF MERCHANTABILITY, NON-INFRINGEMENT AND FITNESS FOR A PARTICULAR PURPOSE.

r.   Severability. Each Statement of Work is intended to constituted an
     ------------
     independent and distinct agreement of the parties, notwithstanding the fact that a Statement of Work may incorporate provisions of this MTA. If any provison of this MTA or a Statement of Work is held by a court of competent jurisdiction to be invalid, illegal or unenforceable, the remaining provisions will remain in full force and effect and will be interpreted, to the extent possible, to achieve the purpose of this MTA and any affected Statements of Work as originally expressed.

s.   Subsidiaries. All rights and licenses granted to a party under this MTA and
     ------------
     the Statements of Work will apply to that party's Subsidiaries so long as such Subsidiaries agree to comply fully with the obligations imposed on that party by this MTA and the Statements of Work. Each party will remain fully liable for the actions and omissions of its Subsidiaries relative to rights granted under this Section 9.s, 10.k. The parties agree, however, that they may not seek to enforce any obligation of the other party (or its Subsidiaries) through a legal action

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           brought against a Subsidiary except to the extent that such action seeks injunctive relief against that particular Subsidiary.

     t.    Volume Obligations. Except as explicitly stated in a Statement of
           ------------------
           Work, neither party will have an obligation under any Statement of Work (i) to offer any product or service to any third party by way of sale, license or otherwise, or (ii) to use any minimum level of effort in the promotion, marketing, licensing or sales of any products or services, including products or services of the other party, or (iii) to purchase or license any minimum amount of products or services from the other party.



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10.  SIGNATURES.
     ----------

ACCEPTED AND AGREED:

NOVELL, INC.                             GFP GROUP, INC.


Name   Dave Trotter                      Name   [SIGNATURE APPEARS HERE]
    ------------------------------           ------------------------------
       Dave Trotter

Title  VP OEM Sales                      Title  Chairman
    ------------------------------           ------------------------------

Date   21-October-1997                   Date   19-September-1997
    ------------------------------           ------------------------------


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                            APPENDIX 1: DEFINITIONS

Each Statement of Work will be deemed to incorporate by reference the definitions stated in this Appendix unless the Statement of Work explicitly states otherwise. Unless the context clearly requires otherwise, the capitalized terms used in this MTA or in a Statement of Work will have the same meaning as ascribed to the terms below.

a.   Code - will mean computer programming code. Unless specifically stated
     ----
     otherwise, Code will include Executable Code, Object Code, Source Code and any Maintenance Modifications to Code or Enhancements to Code in existence from time to time.

     (1)   Executable Code - will mean Code that loads and executes without
           ---------- ----
           further processing by a software complier or linker.

     (2)   Object Code - will mean the Code that results when Source Code is
           ------ ----
           processed by a software compiler, but is not Executable Code.

     (3)   Source Code - will mean the human-readable form of the Code and
           ------ ----
           related system documentation, Including all comments and any procedural language.

     (4)   GlobalTel Code, Novell Code, or Third-Party Code - will mean Code in
           --------- ----  ------ ----     ----------- ----
           which GlobalTel, Novell, or a third party, respectively is the copyright owner.

b.   Deliverable - will mean any Materials procured or prepared by one party
     -----------
     under a Statement of Work for delivery to the other party. Whether or not actually delivered to the other party. Deliverables will in all cases include all Code, Documentation media and other objects identified as Deliverables in the Statement of Work.

c.   Derivative Work - will mean a work that is based on one or more preexisting
     ---------- ----
     works (such as a revision, enhancement, modification, translation, abridgement, condensation, expansion, or any other form in which such preexisting work may be recast transformed, or adapted) and that, if prepared without authorization of the copyright owner of such preexisting work, would constitute copyright infringement under United States law.

d.   Development Environment - will mean any non-commercially available device,
     ----------- -----------
     Code, Documentation, media or development tool (including compliers, workbenches, tools, and higher-level or proprietary languages) that are used or


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           required by a party for the development, maintenance or
           implementation of any Deliverable.

     e.    Documentation - will mean user manuals and other written materials
           -------------
           that relate to particular Code including materials useful for design (for example, logic manuals, flow charts, and principles of operation), and including machine-readable text or graphic files subject to display or print-out. Documentation will include any Maintenance Modifications or Enhancements, in existence from time to time, to prior Documentation and will also include new versions of prior Documentation.

     f.    Enhancements - will mean changes, additions or new releases, other
           ------------
           than Maintenance Modifications to Code and to related Documentation that are provided to existing end-users without charge and that improve functions, add new functions, or improve performance by changes to system design or coding.

     g.    Error - will mean any of the following conditions:
           -----

           (1)   Code Error - will mean a program function that is described in
                 ---- -----
                 a Statement of Work but is omitted from the Code, or a program function or user interface that does not operate or that gives incorrect results when measured against its design specifications.

           (2)   Documentation Error - will mean a failure of the Documentation
                 ------------- -----
                 to accurately describe a program function contained in a Statement of Work; or, a failure of the Documentation to meet the requirements of the Statement of Work; or, a failure of the Documentation to enable reasonably competent users to correctly operate the associated Code.

     h.    Licensed Work - will mean any Materials that are licensed by one
           -------- ----
           party to the other party under a Statement of Work.

     i.    Maintenance Modification - will mean any modification or revision to
           ----------- ------------
           Code or to Documentation, other than an Enhancement, that corrects an Error or provides an other incidental correction.

     j.    Materials - will mean Code, Documentation and other written materials
           ---------
           or tangible media (including machine-readable media with Code or Documentation recorded thereon), or any combination of the foregoing. GlobalTel Materials, Novell Materials, or Third-Party Materials will
           --------- ---------  ------ ---------     ----------- ---------
           mean Materials in which GlobalTel, Novell, or a third party, respectively, is the copyright owner.

     k.    Subsidiaries - will mean a company the majority of whose stock
           ------------
           entitled to vote for election of directors is now or later owned by that party either directly or indirectly, but such company will be deemed to be a subsidiary only so long as

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           such control exists.  Notwithstanding the foregoing, the term subsidiary will in no event include Novell Japan, Ltd.






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